UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )

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American Spectrum Realty, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN SPECTRUM REALTY, INC.
2401 Fountain View, Suite 750
Houston, TX 77057
Dear Stockholder:

The Board of Directors of American Spectrum Realty, Inc., a Maryland corporation (the “Company”), cordially invites you to attend the Company's 2014 Annual Meeting of Stockholders, which will be held on Monday, December 29, 2014, at 10:00 a.m., local time, at the Company’s office at 2401 Fountain View, Suite 750, Houston, Texas 77057.

The attached Proxy Statement describes in detail the following matters expected to be acted upon at the Company's 2014 Annual Meeting: the election of four directors; the ratification of MaloneBailey, LLP as independent auditors; an advisory vote on the compensation of the Company's named executive officers; and an advisory vote on the frequency of the advisory vote on executive compensation. At the Annual Meeting, we will also report on the Company's progress and respond to questions that you may have about the Company's business.

We sincerely hope that you will be able to attend and participate in the Company's Annual Meeting of Stockholders. Whether or not you plan to come to the Annual Meeting, however, it is important that your shares be represented and voted at the meeting. You may vote your shares by completing the accompanying proxy card, by a telephone proxy authorization, or by authorizing a proxy electronically via the Internet. Please see the instructions on the accompanying proxy card for details on telephone and electronic proxy voting.

BY RETURNING YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY A TELEPHONE PROXY AUTHORIZATION, OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) YOU AUTHORIZE MANAGEMENT TO REPRESENT YOU AND VOTE YOUR SHARES ACCORDING TO YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

Sincerely,
/s/ William J. Carden

William J. Carden
Chairman of the Board
Houston, Texas
November 24, 2014

AMERICAN SPECTRUM REALTY, INC.
2401 Fountain View, Suite 750
Houston, Texas 77057
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on Monday, December 29th, 2014

To the Stockholders:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of American Spectrum Realty, Inc., a Maryland corporation (the “Company”), will be held on Monday, December 29, 2014, at 10:00 a.m., local time, at the office of the Company at 2401 Fountain View, Suite 750, Houston, Texas 77057.

At the Annual Meeting, stockholders will be asked:

1.	To elect four directors nominated by the Company's Board of Directors.

2.	To ratify the appointment of MaloneBailey, LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2014.

3.	To hold a non-binding advisory vote on the compensation of the Company's named executive officers.
4.	To hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation.
5.	To transact such other business as may lawfully come before the Annual Meeting, including postponement or adjournment thereof.

Only stockholders of record at the close of business on November 17, 2014 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders of record as of the Record Date will be admitted to the Annual Meeting upon presentation of identification. Stockholders who own shares of Common Stock beneficially through a bank, broker or other nominee will be admitted to the Annual Meeting upon presentation of identification and proof of ownership or a valid proxy signed by the record holder. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership. If you own shares of the Company's Common Stock beneficially, you should contact your broker or applicable agent in whose name the shares are registered to obtain a broker's proxy, and bring it to the Annual Meeting in order to vote.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE RETURN YOUR PROXY (EITHER BY SIGNING, DATING AND RETURNING THE ACCOMPANYING PAPER PROXY CARD, BY TELEPHONE PROXY AUTHORIZATION, OR BY AUTHORIZING A PROXY ELECTRONICALLY VIA THE INTERNET) AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING.

EVEN IF YOU HAVE SUBMITTED YOUR PROXY, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY STILL VOTE IN PERSON. PLEASE NOTE, HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

By Order of the Board of Directors

/s/      James L. Hurn

James L. Hurn, Secretary
Houston, Texas
November 24, 2014

AMERICAN SPECTRUM REALTY, INC.
2401 Fountain View, Suite 750
Houston, Texas 77057
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
December 29, 2014
General
This Proxy Statement is provided to the stockholders of American Spectrum Realty, Inc., a Maryland corporation (the “Company”), in order to solicit proxies, in the form enclosed, for use at the 2014 Annual Meeting of Stockholders of the Company and any postponements or adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, December 29, 2014, at 10:00 a.m., local time, at the office of the Company at 2401 Fountain View, Suite 750, Houston, Texas 77057. The Board of Directors of the Company (the “Board”) knows of no matters to come before the Annual Meeting other than those referred to in this Proxy Statement. This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about November 28, 2014.

Solicitation
This solicitation is made by mail on behalf of the Board. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, special delivery, facsimile or personal interview by the directors, officers and employees of the Company, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to customers or principals who are the beneficial owners of shares of the Company's Common Stock, par value $.01 per share (the “Common Stock”).

Voting Procedures
Only those holders of Common Stock of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles its holder to one vote. Cumulative voting of shares of Common Stock is not permitted. A total of 3,703,142 shares of Common Stock were issued and outstanding as of the Record Date.

Holders of shares representing a majority of the outstanding shares of Common Stock entitled to vote, whether in person or by proxy, must be present to constitute a quorum to transact business at the Annual Meeting. Abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote on a matter on which the brokers or nominees do not have discretionary power to vote) are treated as present for purposes of determining the existence of a quorum. Directors are elected by a plurality of the votes cast. For purposes of the election of directors, abstentions will have no effect on the result of the vote. The ratification of the selection of MaloneBailey, LLP as the Company's independent auditors for the year ending December 31, 2014, requires a majority of the votes cast at the Annual Meeting on that matter. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers requires the affirmative vote of a majority of the votes cast at the Annual Meeting. A plurality of votes cast on the proposal on the frequency of the advisory vote on executive compensation will determine the frequency selected by stockholders. It is expected that brokers will have discretionary power to vote on each of these proposals.

Shares represented by properly executed proxies in the form enclosed that are timely received by Computershare, as the tabulator for the Company, and not revoked, will be voted as instructed on the proxy. If instructions are not given on a properly executed and returned proxy, the shares represented thereby will be voted (i) FOR the election of each of the four nominees for director, (ii) FOR the ratification of the selection of MaloneBailey, LLP to serve as independent auditors of the Company, (iii) FOR, on an advisory basis, the compensation of the Company’s named executive officers, and (iv) FOR, on an advisory basis, a vote on the frequency of the vote on the compensation of the Company’s named executive officers of 1 YEAR. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote such proxies in accordance with their discretion. In order to be voted, each proxy must be filed with the Secretary of the Company prior to voting.

Revocability of Proxies
Stockholders may revoke a proxy at any time before the proxy is voted. This may be done by filing a notice of revocation of the proxy with the Secretary of the Company, by filing a later-dated proxy with the Secretary of the Company, or by voting in person at the Annual Meeting.

Background
Substantially, all of the Company's assets are held through an operating partnership (the “Operating Partnership”) in which the Company held a 94% ownership interest (consisting of the sole general partner interest and a limited partner interest) as of December 31, 2013. Holders of limited partnership units in the Operating Partnership (“OP Units”) have the proportionate rights to distributions as they would as holders of the Common Stock issuable upon redemption of their OP Units, subject to legal restrictions on distribution. These holders also generally have the right to have their OP Units redeemed by the Company and to receive, at the

Company's option, in exchange for each OP Unit, either two shares of Common Stock or cash equal to the fair market value of two shares of Common Stock at the date of exchange. No fractional shares will be issued.

PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS

Stockholders will be asked at the Annual Meeting to elect four directors, who will constitute the full Board. Each elected director will hold office until the next Annual Meeting of Stockholders, or until the director's successor is duly elected and qualifies. If any nominee becomes unavailable to serve for any reason, an event the Company does not anticipate, solicited proxies will be voted for the election of the person, if any, designated by the Board to replace that nominee.

Stockholders may withhold authority to vote for either (i) the entire slate of nominated directors by checking the box marked WITHHOLD VOTE FROM ALL NOMINEES on the proxy card, or (ii) for any one or more individual nominee(s) by checking the box marked FOR ALL EXCEPT on the proxy card, and writing the name(s) of excepted individual nominee(s) in the space provided on the proxy card. Instructions on the accompanying proxy card that withhold authority to vote for one or more of the nominee(s) will cause any such nominee to receive fewer votes.

The Company's Nominating/Corporate Governance Committee recommended to the Board the following four persons as nominees for election to the Board:

•	Patrick D. Barrett

•	William J. Carden

•	D. Brownell Wheless

•	Kenneth H. White

Messrs. Barrett, Carden and Wheless are incumbent directors and Mr. White is a new nominee for the election to the Board. Each nominee has indicated his willingness to serve if elected, but if any should be unable or unwilling to stand for election, the shares represented by proxies may be voted for a substitute as the Board may designate, unless a contrary instruction is indicated in the proxy.

The Company has not paid any third parties to assist in the process of identifying or evaluating candidates for the Board, and it has not rejected any candidates put forward by any stockholder or group of stockholders owning more than 5% of the Company’s Common Stock. The Board knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend. Information concerning the directors is set forth under “Board of Directors and Executive Officers.”

Required Vote
A plurality of the votes cast at the Annual Meeting is required to elect a director.

The Board of Directors recommends a vote FOR each of the named nominees.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning the directors and executive officers of the Company and its principal subsidiaries:

NAME	POSITION	AGE	TIME IN OFFICE
William J. Carden	Chairman of the Board	69	Since 2000
	Chief Executive Officer and President		Since 2002
Matthew Thornton	President, American Spectrum Risk and Insurance Services, LLC	43	Since November 2011
Quentin Thompson	Chief Financial Officer	58	Since July 2014
G. Wayne Reyes	President, American Spectrum Management Group, Inc.	64	Since April 2013
Patrick D. Barrett	Director	60	Since October 2012
D. Brownell Wheless	Director	65	Since July 2011
Kenneth H. White	New Director Nominee	60	n/a

William J. Carden - Mr. Carden is Chairman of the Board, Chief Executive Officer and President. Mr. Carden has served as Chairman of the Board and Chief Executive Officer since the formation of the Company, and as President since 2002. Mr. Carden has also served as President of American Spectrum Realty Management, LLC (“ASRM”), a wholly-owned subsidiary of the Company, since November 2011. Mr. Carden also serves as President and as a director of American Spectrum REIT, Inc. and Evergreen Income & Growth REIT, Inc. Mr. Carden has been a director of CGS Real Estate Company, Inc. since 1989. He received an accounting degree from California State University in Long Beach, California. Mr. Carden brings real estate development and management, investment, business development, and executive leadership expertise to the Board.

Matthew Thornton: Mr. Thornton was appointed President of American Spectrum Risk and Insurance Services, LLC in November 2011. Mr. Thornton has over 20 years experience in strategic planning, business development and management, and insurance-related activities. Additionally, Mr. Thornton has five years experience serving as an investment adviser, and four years as a marketing and business development specialist. Mr. Thornton is responsible for overseeing all insurance-related issues for the corporate entity and subsidiaries of the Company, and for all of the owned and managed assets across the United States. In addition, Mr. Thornton has responsibility for identifying, developing and promoting additional revenue streams throughout the Company's portfolio of assets. Mr. Thornton joined the Company in 2009 as a risk asset manager, managing a portfolio consisting of over 80 assets. He attended California State University, in Long Beach, California. Mr. Thornton brings finance, management, investment, business development, and executive leadership expertise to the Company.

Quentin Thompson - Mr. Thompson began working with the Company as interim Chief Accounting Officer effective July 28, 2014. He was appointed Chief Financial Officer ("CFO") in October 2014. Mr. Thompson has over 20 years experience as chief financial officer and vice president of finance for privately held and publicly traded real estate companies. His real estate experience includes acquisition, disposition, development, and asset management involving single and multi-family residential, retail, commercial, industrial properties, as well as land development and construction of single-family homes. He recently served as Chief Financial Officer for Airports Worldwide, an airport operator and investor affiliated with the Houston Airports, with airport investments and management operations in the United States, Western Europe and Central America. Prior to that, Mr. Thompson worked as a subcontractor for Colliers International in their government solutions group, which was involved in the management, operations and disposition of real estate assets in 33 states for the Dallas office of the Federal Deposit Insurance Corporation. Mr. Thompson has a Bachelors degree from University of California, Santa Barbara, in Business Economics. Mr. Thompson obtained his Certified Public Accountant license in California while working for Deloitte LLP. Mr. Thompson's license is currently inactive. Mr. Thompson brings accounting and financial management, development and implementation of internal control systems, strategic planning, budgeting and financial forecasting, cash flow and treasury management expertise to the Company.

G. Wayne Reyes - Mr. Reyes was appointed President of American Spectrum Realty Management Group, Inc. (“ASMG”) in April 2013. ASMG is a wholly-owned subsidiary of the Company. Mr. Reyes has over 25 years of experience in management, leasing, construction, and allied accounting for portfolios of office, industrial, retail, and multi-family properties. Mr. Reyes has twice served as President of the Houston Chapter of the Institute of Real Estate Management. Mr. Reyes holds a Texas Real Estate Broker’s License and the designation of Certified Property Manager. Mr. Reyes attended Texas State University. Mr. Reyes brings his expertise in asset, property, lease, and construction management to the Company’s office, industrial, retail, storage, and multi-family assets.

Patrick D. Barrett - Mr. Barrett became a director of the Company in 2012 and a consultant to the Company in 2013. Mr. Barrett is a real estate investor owner/operator through his company Capstone Realty Partners, LLC, which he founded in 2002. Mr. Barrett is an experienced real estate executive and principal with more than 25 years of expertise in the acquisition and operation of all categories of investment properties. Mr. Barrett, from 1990 - 2002, was a co-founding partner and the chief operating officer of a vertically integrated real estate owner/operator and its wholly-owned management company. Under Mr. Barrett's 12-year direction, the Company acquired and repositioned over 30 apartment, office, retail, and hotel properties located throughout the United States and Canada, with a total acquisition value in excess of $325 million. Mr. Barrett began his career working in corporate finance in the investment banking industry. Mr. Barrett obtained a Bachelor’s degree from the University of Kansas and an MBA from the Stanford Graduate School of Business. Mr. Barrett also attended law school at the University of Kansas. Mr. Barrett currently serves as Chair of the Company’s Investment Committee. Mr. Barrett brings real estate acquisition, operations, finance, management and leadership expertise to the Board.

D. Brownell Wheless - Mr. Wheless is a director of the Company. Mr. Wheless is a partner in NuSource Financial Group, LLP and is a Certified Public Accountant. He holds an undergraduate degree in Economics from Rice University and has performed postgraduate work at the University of Texas in Austin with a concentration in accounting. Mr. Wheless is the Chairman of the Company’s Audit and Compensation Committee, and a member of the Company’s Nominating/Corporate Governance Committees. Mr. Wheless brings accounting, financial services and executive leadership expertise to the Board.

Kenneth H. White - Mr. White is a director nominee of the Company. He is a partner with Tatum, a national financial, operations and technology consulting and advisory firm. Over his 30-year career, he has served as Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer of both public and private companies. Mr. White has extensive experience in all aspects of commercial real estate, including development, asset & property management, leasing, and financing for residential, mixed-use land, retail, office, industrial, hotels, and multi-family portfolios. Mr. White is currently serving as Consultant and Mentor for a $750 million national commercial real estate company and subsidiary of a multi-billion investment and operating growth fund where he is overseeing process improvements, establishing KPIs, and advising on complex business transactions. His prior experience includes: serving as President and CEO of a multi-state middle market wholesale distribution company where he led all efforts in a turnaround environment; serving as President and CEO of an early-stage manufacturing company of newly designed and patented technology, where he attracted several billionaire investment groups; serving as Senior Managing Director Asset Services of Cushman & Wakefield, where he led integration efforts for a major company acquisition; and serving as Chief Financial Officer of Premisys Real Estate Services, a subsidiary of The Prudential, operating in 27 cities and serving assets of $25 billion, where he assisted in growing the company over one million square feet per month for 60 months. Mr. White has a Bachelors degree in Business Administration in Accounting and Finance from Southern Methodist University in Dallas, Texas. Mr. White maintains an active Certified Public Accountant license in the State of Texas. Mr. White brings his experience in finance and accounting with a real estate emphasis including commercial, land development, mixed-use projects, retail, office, industrial, hotels, and multi-family properties and portfolios.

Director Independence
The Board has determined that Mr. Wheless and White are each “independent” under the standards of the NYSE MKT LLC (“Exchange”) applicable to the Company. As disclosed elsewhere in this Proxy Statement, Mr. Barrett had previously been determined to be an independent director under the standards of the Exchange. However, he has received certain compensation for providing consulting services to the Company during the 2013 and 2014 fiscal years and the Board has determined that Mr. Barrett is no longer independent under the listing standards of the Exchange.

The Structure of the Board of Directors
The Board is structured to provide for balance between the powers of the CEO and the independent directors such that the ability of the independent directors to be informed, to discuss and debate issues they deem important, and to act objectively on an informed basis is not compromised. Currently, the Board consists of three directors, one of whom is independent under the listing standards of the Exchange. Mr. Barrett was previously an independent director but has received compensation during the 2013 and 2014 fiscal years and thus the Board has determined he is no longer independent under the standards of the Exchange. In addition to the current members of the Board who have been nominated for election to the Board at the Annual Meeting, the Board has also nominated Mr. White for election to the Board at the Annual Meeting. Assuming Mr. White is elected to the Board, the Board make up will comply with the listing standards of the Exchange, which require at least 50% of the Board be independent. The Company believes that the Board will be constituted to provide appropriate checks and balances on the power, actions and performance of the CEO. However, the Nominating/Corporate Governance Committee is actively searching for another potential nominee that it can recommend for election to the Board that will meet the independence requirements of the Exchange and who can bring further experience and expertise to the Board as an independent director and serve on the various committees of the Board. The Company believes that having a Board made up of a majority of independent members will strengthen the independence and role of the Board with appropriate checks and balances on the power, actions and performance of the CEO. The Company expects to elect such additional independent director shortly after the Annual Meeting, once such person is identified. The Company firmly believes that this Board structure allows for appropriate oversight by the Board in fulfilling its duties to the Company and to its stockholders. The Board has not designated a lead director position.

The Board believes that having the same person serve as Chairman of the Board and CEO is in the best interests of its stockholders because it demonstrates for our employees, vendors, tenants, and other stakeholders that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing operations. The Board believes that separating the two positions could cause duplication of efforts or confusion among parties that deal with the Company on a daily basis. Like the Company, many real estate companies and U.S.-based companies believe that combining the positions of Chairman of the Board and CEO, when coupled with a Board of which the majority of directors are independent, is an efficient and effective method of protecting the interests of stockholders and enhancing stockholder value.

The Board is primarily responsible for overseeing the Company’s risk management processes. This responsibility has been delegated by the Board to the Audit Committee, the Compensation Committee and the Investment Committee, each with respect to the assessment of the Company’s risks and risk management in its respective areas of oversight. These committees and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensure that risks undertaken by the Company are consistent with the Board’s risk/reward profile. While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes. The Company believes this division of responsibilities is the most effective approach for addressing the risks facing the Company, and that the leadership structure of the Board supports this approach.

Information on Meetings and Committees of the Board of Directors
In 2002, the Board established an Audit Committee and a Compensation Committee, and in 2003 established a Nominating/Corporate Governance Committee and an Investment Committee. During 2013, the Board held ten meetings. During 2013, the Audit Committee held nine meetings, the Compensation Committee held three meetings, the Nominating/Corporate Governance Committee held one meeting, and the Investment Committee held six meetings. All directors attended at least 75% of the meetings of the Board and of the committees of which they are members with the exception of Mr. Spier, who had not attended two of the six Investment Committee meetings.

Audit Committee
The Audit Committee is composed of Mr. Wheless and Mr. Barrett. Mr. Barrett intends to resign from the Audit Committee immediately following the Annual Meeting because he no longer meets the independence requirements of the exchange. Mr. White will serve on the Audit Committee as the Audit Committee Chairman upon his election to the Board at the Annual Meeting. Mr. Wheless and Mr. White are both independent within the meaning of the listing standards of the Exchange. Therefore, it is anticipated that following the Annual Meeting, the Audit Committee will be made up solely of independent directors as provided for in the listing standards of the Exchange and the charter for the Audit Committee. The Board has determined that Mr. White and Mr. Wheless are audit committee financial experts within the meaning of the rules of the SEC. The Board has adopted a charter for the Audit Committee, a copy of which is available on the Company's website at www.americanspectrum.com. Additionally, we will provide a copy to any stockholder who requests it in writing from the Secretary of the Company at 2401 Fountain View, Suite 750, Houston, Texas 77057. The Board intends to appoint one additional independent director to the Audit Committee so that the Audit Committee is comprised of three independent directors as provided for in the Audit Committee Charter.

Report of the Audit Committee
The Audit Committee acts under the written charter adopted and approved by the Board. A copy of the charter can be found on the Company’s website at www.americanspectrum.com. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors. The Committee assists the Board in its oversight of the Company's financial reporting process and selects the independent auditors. The Committee receives information from, consults with, and provides its views and direction to management and the independent auditors on the basis of the information it receives and the experience of its members in business, finance and accounting matters.

Management has the primary responsibility for the financial statements and the reporting process. The independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee reviews the Company's financial reporting process on behalf of the Board.

In this context, the Audit Committee (i) appointed the independent auditors and (ii) reviewed and discussed with management and EEPB, P.C. the Company's audited financial statements for the fiscal year 2013. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and discussed with them their independence from the Company and its management. Further, the Audit Committee has considered whether the independent auditors' provision to the Company of certain non-audit services is compatible with the auditors' independence.

In reliance on the reviews and discussions referred to above, the Audit Committee at a meeting on October 27, 2014 recommended to the Board that the Company's audited financial statements be included in its 2013 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Respectfully submitted,
AUDIT COMMITTEE
D. Brownell Wheless, Chairman
Patrick D. Barrett

Nominating/Corporate Governance Committee
The Nominating/Corporate Governance Committee (the “Nominating Committee”) was established by the Board in 2003 and is composed of Mr. Barrett and Mr. Wheless. Mr. Wheless is independent within the meaning of the listing standards of the Exchange. Mr. Barrett is Chairman of the Nominating Committee. Mr. Barrett intends to resign from the Nominating Committee immediately following the Annual Meeting as he no longer meets the independence requirements of the Exchange. Mr. White will serve on the Nominating Committee upon his election to the Board at the Annual Meeting. Mr. Wheless and Mr. White are both independent within the meaning of the listing standards of the Exchange. Therefore, it is anticipated that following the Annual Meeting, the Nominating Committee will be made up solely of independent directors as provided for in the Nominating Committee Charter and the listing standards of the Exchange. The Nominating Committee's charter can be found on the Company’s website at www.americanspectrum.com.

The Nominating Committee selects or recommends that the Board select all candidates for all directorships and will consider candidates put forward by stockholders, who should follow the procedures set forth below under “Stockholder Proposals for the Company’s 2015 Annual Meeting.” In identifying candidates for membership on the Board, the Nominating Committee takes into account all factors it considers appropriate, which may include ensuring that the Board, as a whole, consists of individuals with varied and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or communities. Minimum individual qualifications considered include strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Nominating Committee also may consider the extent to which the candidate would fill a particular need on the Board. Currently, there are no changes being made to the procedures by which stockholders may recommend nominees to the Company's Board, nor have there been changes since previously provided in the Company's 2013 Annual Proxy Statement. The Board intends to appoint one additional independent director to the Nominating Committee so that the Nominating Committee is comprised of three independent directors as provided for in the Nominating Committee Charter.

Investment Committee
The Board established the Investment Committee in 2003 to consider and authorize purchases and sales of real estate assets and loan refinances. The Investment Committee is composed of Mr. Carden and Mr. Barrett, who is the Chairman of the Investment Committee.

Compensation Committee
The Board established the Compensation Committee in 2002. Currently, Mr. Wheless is Chairman and sole member of the Compensation Committee. Mr. White will serve on the Compensation Committee upon his election to the Board at the Annual Meeting. Mr. Wheless and Mr. White are both independent within the meaning of the listing standards of the Exchange and neither has served as an officer of the Company or any of its subsidiaries. The Compensation Committee has the authority to review and approve salary arrangements, including annual incentive awards for the Company's directors, officers and other employees, to adopt and amend employment agreements for its officers and other employees, and to administer the Company's Omnibus Stock Incentive Plan (see description below under Stock Incentive Plan). The Compensation Committee has full authority to determine executive and director compensation. The Compensation Committee may consider management and stockholder recommendations. The Compensation Committee does not generally engage compensation consultants, but may do so in the future. The Board intends to appoint one additional independent director to the Compensation Committee so that the Compensation Committee is comprised of three independent directors as provided for in the Compensation Committee Charter. The Compensation Committee's charter can be found on the Company’s website at www.americanspectrum.com.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by the Company to its named executive officers.

SUMMARY COMPENSATION TABLE

				Stock	Other
		Salary	Bonus	Awards (a)	Comp	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
William J. Carden, Chairman of the Board, Chief Executive Officer	2013	587,171	—	56,250	10,658	654,079
and President	2012	612,700	—	3,750	15,077	631,527
Matthew Thornton, President,	2013	252,300	—	—		252,300
American Spectrum Risk and Insurance Services, Inc.	2012	124,481	—	—	—	124,481
G. Wayne Reyes, President,	2013	150,128	—	—		150,128
American Spectrum Management Group, Inc.
William H. McGrath, President,	2013	110,088	—	—		110,088
American Spectrum Management Group, Inc.	2012	196,000	—	—		196,000
G. Anthony Eppolito, Chief Financial Officer	2013	131,334	—	—		131,334
	2012	165,000	—	—		165,000

Significant Terms of Executive Officer Compensation
William J. Carden: Mr. Carden currently does not have an employment agreement in place with the Company. Mr. Carden receives a base salary plus share-based equity compensation as part of his compensation package. During 2013 and 2012, Mr. Carden received restricted stock grants of 25,000 shares and 1,000 shares for the given year, respectively. The 25,000 shares vested immediately upon the date of grant. The 1,000 shares received in 2012 vest over a three-year period, with one-third of the shares vesting equally on the anniversary date of grant beginning one year from the grant date. Other compensation consists of reimbursed personal automobile expenses.
Matthew Thornton: Mr. Thornton currently does not have an employment agreement in place with the Company. Mr. Thornton receives an annual base salary as the only part of his compensation package with the Company.
G. Wayne Reyes: Mr. Reyes currently does not have an employment agreement in place with the Company. Mr. Reyes receives an annual base salary as the only part of his compensation package with the Company.
William H. McGrath: Mr. McGrath did not have an employment agreement with the Company. Mr. McGrath received an annual base salary as the only part of his compensation package with the Company. Mr. McGrath resigned his employment with the Company in April 2013. Upon discontinuing his employment with the Company, Mr. McGrath forfeited 8,668 shares of restricted stock awards granted to him during 2010 and 2011 of his employment. No shares were granted to Mr. McGrath during 2012.
G. Anthony Eppolito: Mr. Eppolito did not have an employment agreement with the Company at the time of his resignation in October 2013. Mr. Eppolito received an annual base salary as the only part of his compensation package with the Company. Upon his resignation, Mr. Eppolito received acceleration of 4,667 restricted stocks awards granted to him in 2010 and 2011. No shares were awarded to Mr. Eppolito in 2012.

Stock Incentive Plan
The Company's Omnibus Stock Incentive Plan (the “Plan”) was established by the Board in 2001, and is administered by the Compensation Committee. The Plan provides for the granting of options, stock appreciation rights, restricted stock and performance units and shares, as may be determined by the Board.
The dollar values are based on the fair market value on the date of grant. A discussion of the assumptions used to value restricted stock grants is contained in the Company's Notes to Consolidated Financial Statements included within the its 2013 Annual Report on Form 10-K. The restricted shares are subject to repurchase by the Company upon termination or resignation of the individual’s employment for a price of $.02 per share. The recipients of restricted stock paid no consideration to the Company for their shares, have the right to vote their shares, to receive and retain all cash dividends payable to the Company’s stockholders and to exercise all rights, powers and privileges of a stockholder, with the exception that the recipient may not transfer the Common Stock during the restricted period.
Under the Plan, up to a total of 360,000 shares of the Company's Common Stock may be issued to executive officers, directors or other key employees of the Company. Options to acquire Common Stock are expected to be in the form of incentive and non- qualified stock options and are exercisable for up to 10 years following the date of the grant. The Board sets the exercise price of each option, but the Plan requires that the exercise price per share equal or exceed the fair market value of the Company's Common Stock on the grant date. As of December 31, 2013, the Plan had 52,661 shares available for issuance.

Employment Agreements
During the year ended December 31, 2013, neither the directors nor the executive officers had employment agreements with the Company. Mr. Eppolito had an employment agreement with the Company that expired on December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding stock awards as of December 31, 2013 by the named executive officers.

	Stock Awards
Name	Number of shares of stock not vested (a)	Market value of shares of stock not vested (b)
William J. Carden	1,002	$1,824
(a) Represents unvested shares of restricted stock.
(b) The market value of shares was determined by multiplying the $1.82 closing price of the Company’s Common Stock as of December 31, 2013 by the number of shares.

Compensation of Directors
Each non-employee director receives $12,000 annually for serving on the Board, $1,000 for each meeting attended in person and $500 for each telephonic meeting in which the director participates, including any committee meetings. Mr. Wheless also received a total of $25,500 in 2013 for serving as Chairman of the Audit Committee. A director may elect to receive the fee in cash or in Common Stock valued at its then fair market value. Each director is also reimbursed for travel expenses for attending meetings. During 2012, each non-employee director was also granted 1,000 shares of restricted stock, which vest in three equal installments on the first, second and third anniversary of the grant date.
Employees that serve as directors on the Board did not receive additional compensation for such service during 2013.

The following table sets forth information regarding director compensation for the fiscal year ended December 31, 2013 (excludes named executive officers).

DIRECTOR COMPENSATION

	($)	($)	($)
Name	Fees Earned or Paid In Cash	Stock Awards (a)	Total
D. Brownell Wheless	57,500	78,750	132,750
Patrick D. Barrett (b)	25,000	78,750	102,250
Stacey F. Speier (c)	30,000	56,250	87,250
(a) Represents the number of restricted shares granted to each member during 2013: Mr. Wheless - 35,000; Mr. Barrett - 35,000; and Mr. Speier 25,000, respectively. The value presented in the table immediately above reflects the dollar amount recognized for financial statement reporting purposes in accordance with Accounting Standards Codification Topic 718, Compensation, Stock Compensation. At December 31, 2013, the aggregate number of unvested restricted stock awards for each member of the Board (except Mr. Carden) was: Mr. Wheless 667; Mr. Barrett 667; and Mr. Speier 667, respectively.
(b) Mr, Barrett earned additional compensation for consulting services during 2013. Refer to "Certain Relationships and Related Transactions" within this Proxy Statement.
(c) Mr. Speier resigned as a director of the Board on April 1, 2014.

SECURITY OWNERSHIP OF
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table provides information regarding the beneficial ownership of Common Stock as of October 24, 2014 by (i) each of the Company's directors and nominees, (ii) each of the Company’s named executive officers, (iii) all directors, nominees and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. This table is based on information provided to the Company or filed with the SEC by the Company's directors, nominees, executive officers and principal stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OF COMMON STOCK(2)	PERCENTAGE OF OUTSTANDING COMMON STOCK(3)
William J. Carden(4)	1,241,787	33.3%
D. Brownell Wheless(5)	36,000	*
Patrick D. Barrett(5)	36,000	*
G. Wayne Reyes	—	—
Quentin Thompson(6)	—	—
Matthew Thornton	—	—
Kenneth H. White(7)	—	—
All Directors, Nominees and Executive Officers as a Group (7 persons)	1,313,787	35.9%

Estate of John N. Galardi(8)	616,523	16.5%
Cynthia L. Galardi(9)	202,130	5.4%
* Less than 1%
(1)    Except as specifically noted in the footnotes below, the address of each of the named beneficial owners is c/o American Spectrum Realty, Inc., 2401 Fountain View, Suite 750, Houston, Texas 77057.
(2)    For each beneficial owner, includes Common Stock subject to options or conversion rights exercisable, respectively, within 60 days of October 24, 2014. Includes, as to Mr. Galardi’s estate, Common Stock issuable upon exchange of Operating Partnership Units.
(3)    The percentage ownership is based on 3,703,142 outstanding shares of Common Stock as of October 24, 2014, as well as shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.
(4)    Includes shares of Common Stock owned by Mr. Carden and the persons or entities listed as follows: (i) 976,291 shares of Common Stock directly owned by Mr. Carden (ii) 217,576 shares of Common Stock owned by Mr. Carden's spouse, (iii) 22,764 shares of Common stock owned by a company controlled by Mr. Carden, (iv) 25,156 shares of Common Stock owned by a company controlled by Mr. Carden in which Mr. Galardi’s children trusts a 5.28% interest, (v) 2,268 shares issuable upon exchange of Operating Partnership units owned by Mr. Galardi’s estate, (vi) 1,000 shares of restricted stock granted May 12, 2010, 1,000 shares of restricted stock granted July 1, 2011, and 1,000 shares of restricted stock granted August 9, 2012 (all of which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant) and (vii) 25,000 shares of restricted stock granted September 25, 2013 (which vest immediately on the date of grant). Certain shares referenced above may be deemed to be beneficially owned by Mr. Carden and may also be deemed to be beneficially owned by Mr. Galardi’s estate. Mr. Carden disclaims beneficial ownership of the shares held by his spouse.
(5)    Represents restricted shares granted in 2013 and in 2012. Mr. Wheless and Mr. Barrett, received 1,000 shares each granted in 2012 which vest in three equal annual installments, with the first installment vesting on the anniversary of the date of grant. Mr. Wheless and Mr. Barrett received 35,000, and 35,000 shares each, respectively, granted in 2013, which vested immediately on the date of grant.
(6)    Mr. Thompson was appointed to the position of Chief Financial Officer on October 31, 2014.
(7)    Mr. White has been nominated for election at the Annual Meeting.
(8)    The Estate of John Galardi includes: (i) 2,268 shares issuable upon exchange of Operating Partnership Units, (ii) 25,156 shares of Common Stock owned by a company in which Mr. Galardi’s children trusts own a 5.28% interest, (iii) 125,097 shares owned jointly with Timothy R. Brown, a former director of the Company, (iv) 1,000 shares of restricted stock granted on May 12, 2010, 1,000 shares of restricted stock granted on July 1, 2011 and 1,000 shares of restricted stock granted on August 9, 2012 (all of which vest in three equal annual installments with the first installment vesting on the anniversary of the date of grant). Certain shares referenced above may be deemed beneficially owned by Mr. Galardi’s estate and may also be deemed beneficially owned by Mr. Carden.
(9)    Information is based upon the most recent filing by the "beneficial owner or their estate" pursuant to Section 13(d) or 13(g). The Company has no knowledge or basis, or other information indicating the information has changed since previously reported. Ms. Galardi’s address is 3511 Race St., Portsmouth, Virginia, 23707.

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file with the SEC reports of ownership of, and transactions in, the Company's securities. Based solely on the review of copies of such filings received by the Company, or any written representations from certain reporting persons, the Company believes that its directors, officers and 10% or more stockholders, unless noted otherwise, timely filed all reports required of them during 2013 under Section 16(a). The Estate of John Galardi and Ms. Galardi did not report any filings pursuant Section 13(d) or 13(g) of the Exchange Act of 1934.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

Except as described below, and other than Board or employment relationships and compensation resulting from those employment relationships, no director, executive officer, 5% stockholder or immediate family member of any of the foregoing was a party to any transaction or series of transactions since January 1, 2013 (the beginning of the year ended December 31, 2013), or is to be a party to any currently proposed transaction or series of proposed transactions, in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at fiscal year-end for the fiscal years ended December 31, 2013 and 2012, and (iii) any director, executive officer, or immediate family member of any of the foregoing had or will have a direct or indirect material interest.

Mr. Barrett had performed business strategy consulting services for the Company and earned approximately $112,000 and $216,000 for such services during 2013 and 2014 (year-to-date through October 31, 2014), respectively.

In December 2011, Mr. Galardi loaned the Company $0.3 million and pledged $0.4 million in certificates of deposit to additionally secure another one of the Company's loans. The estate of Mr. Galardi, who died in April 2013, is one of our principal stockholders.

The Company agreed to pay a guarantee fee to Mr. Carden and Mr. Galardi (“the Guarantors”) in consideration for their agreement to guarantee certain of loans. The Guarantors are paid a guarantee fee based upon the principal amount guaranteed at a rate ranging between .25% and .75% (depending on the nature of the guarantee) as of December 31 (“Guarantee Fee”).

During the year ended December 31, 2013, Mr. Carden guaranteed a total of $11.2 million in notes on the Windrose, 2640/2650 Fountain View, and Northwest Spectrum Plaza properties, as well as multiple corporate notes. Guarantee fees earned by Mr. Carden for the year ended December 31, 2013 totaled approximately $0.08 million, of which $0.02 million was unpaid at December 31, 2013. During the year ended December 31, 2012, Mr. Carden provided loan guarantees for approximately $8.8 million in loans and received $0.16 million in loan guarantee fees.

No amounts have been paid to Mr. Galardi for the years ending December 31, 2012 and 2013. In conjunction with a cross- complaint filed by the estate of John N. Galardi against the Company in the matter of Kurt Sabatasso and Donna Sabatasso vs. American Spectrum Realty, Inc., John N. Galardi (refer to the Company's 2013 Annual Report on Form 10-K, Item 3. Legal Proceedings), the co-trustees of the estate made a claim for Mr. Galardi's unpaid Guarantee Fees. The cross-complaint has been settled and the Company has agreed to pay the Guarantee Fees and to reimburse the Galardi estate for legal defense costs.

Except in circumstances where a comparable body of the Board has been appointed for such purpose, the Company’s Audit Committee reviews transactions between the Company and any person who may be deemed to control the Company. Under the Audit Committee Charter, members of the Audit Committee are required to be independent within the meaning of the listing standards of the Exchange. Mr. Barrett had previously been determined to be an independent director under the listing standards of the Exchange. However, as a result of the payments noted above for consulting services, he is no longer independent under the listing standards of the Exchange. The Board has determined that Mr. Wheless is an audit committee financial expert within the meaning of the rules of the SEC.

PROPOSAL NUMBER TWO
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected MaloneBailey, LLP ("MaloneBailey") as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the year ended December 31, 2014. On November 19, 2014, the Board of Directors accepted the Audit Committee recommendation and voted to engage MaloneBailey to serve as its independent auditors for the year ending December 31, 2014, pending ratification by the stockholders at the Annual Meeting.
Representatives of MaloneBailey are expected to attend the Annual Meeting and will be given the opportunity to make a statement if they choose to do so. They will also be available to respond to appropriate questions. The Audit Committee carefully considered MaloneBailey’s qualifications and its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee also considered whether independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

Stockholders will be asked at the Annual Meeting to ratify the selection of MaloneBailey. If the stockholders ratify the selection of MaloneBailey, the Audit Committee may still, at its discretion, decide to appoint a different independent registered public accounting firm to perform the audit of the Company's consolidated financial statements for the year ending December 31, 2014, if the Audit Committee concludes that such a change would be in the best interests of the Company and the stockholders. If the stockholders fail to ratify the selection, the Audit Committee will reconsider engaging MaloneBailey.

Changes in Accountants
On November 11, 2014, the Company was notified by EEPB P.C. ("EEPB"), the Company's independent registered accounting firm for the fiscal years ended December 31, 2013 and 2012, that they are declining to stand for re-election after completion of their audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2013. EEPB cited the Company’s risk profile and the limitations on their internal resources as the reasons for their decision.
On October 30, 2014, EEPB issued an unqualified opinion on the Company’s 2013 and 2012 financial statements, which the Company included in its Annual Report on Form 10-K as filed with the Securities and Exchange Commission on October 31, 2014. Following their opinion paragraph, EEPB included an explanatory paragraph indicating that in their opinion, “[T]he Company has recurring losses from continuing operations and relative low levels of cash and cash equivalents. These conditions raise substantial doubt about its ability to continue as a going concern.” EEPB’s explanatory paragraph contained a reference to Note 3 of the Company’s consolidated financial statements, which included the following:
As of December 31, 2013, the Company had an equity deficit of $11.5 million and cash and cash equivalents of $2.6 million. Debt obligations that mature and come due in 2014 total $53.7 million. In addition, the Company has $22.2 million in vendor obligations and other accrued liabilities. These liquidity concerns create uncertainty about the Company's ability to meet its ongoing obligations in the normal course of business without the sale of real estate assets. To generate additional liquidity for maturing obligations, management has increased the pace of asset sales in 2014, and expects to continue the process into 2015.
On November 7, 2014, EEPB informed the Company’s Audit Committee of certain internal control deficiencies that were disclosed by the Company in its 2013 Annual Report on Form 10-K within Item 9A - Controls and Procedures.
During the past two fiscal years and the related interim reporting periods preceding the date of EEPB’s November 11, 2014 notification, there have been no disagreements with EEPB on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which would have caused EEPB to make reference to such disagreements in connection with its reports.

The Company provided EEPB with a copy of the above disclosures and requested that EEPB furnish a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the disclosures. A copy of the letter furnished by EEPB in response to that request was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2014.

EEPB is not expected to be present at the Annual Meeting.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed by EEPB:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2013	$199,200	$—	$—	$—
2012	$194,000	$—	$—	$—

The Audit Committee pre-approved the audit services performed by EEPB as well as the fees paid for such services during each of the fiscal years ended December 31, 2013 and December 31, 2012.

Required Vote

A majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required to ratify the selection of MaloneBailey as the Company's independent auditors for the fiscal year ending December 31, 2014.

The Board of Directors unanimously recommends a vote FOR Proposal Number Two.

PROPOSAL NUMBER THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board is providing stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse the Company’s executive compensation programs and policies and the compensation paid to our named executive officers as reported in the Proxy Statement.

The Say on Pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee and the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding the Company’s executive compensation programs.

Stockholders are encouraged to read the Executive Compensation section of this Proxy Statement for a more detailed discussion of the Company’s compensation programs.

The Board believes the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the stockholders of American Spectrum Realty, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Executive Compensation sections of this Proxy Statement.”

Required Vote
If a quorum is present, the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote FOR Proposal Number Three.

PROPOSAL NUMBER FOUR
ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is seeking an advisory vote from its stockholders on the frequency of the advisory vote on executive compensation. The choices are every year, every other year or every third year. In other words, stockholders can recommend how often a proposal like Proposal Number Three is included in the matters subject to a stockholder vote at an annual meeting.

The Company believes that its stockholders should have the opportunity to vote on our executive compensation program every year. An annual vote lets the Board and our Compensation Committee know whether the Company’s stockholders have concerns about the Company’s executive compensation programs on the most timely basis possible. As a result, the Board and Compensation Committee will be able to evaluate and consider stockholder feedback each year.

The frequency of future stockholder votes on executive compensation is non-binding. But the Board and Compensation Committee will carefully consider the opinion expressed by the stockholders on this proposal in choosing the frequency of future advisory votes on executive compensation.

Required Vote

A plurality of votes cast on this proposal will determine the frequency selected by stockholders. If you submit your proxy card but fail to select a preference, your shares will be treated as though you chose a frequency of one year on this proposal.
The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders.

The Board of Directors unanimously recommends a vote for holding an advisory vote EVERY YEAR on executive compensation. (On Proposal Number Four, the Board of Directors unanimously recommends 1 YEAR.)

ANNUAL REPORT AND
FINANCIAL STATEMENTS OF THE COMPANY

Copies of the Company's 2013 Annual Report on Form 10-K filed with the SEC are being mailed to the stockholders with this Proxy Statement. Additional copies of the 2013 Annual Report on Form 10-K will be furnished to interested stockholders, without charge, upon written request. Exhibits to the Form 10-K will be provided upon written request and payment to the Company of the cost of preparing and distributing those materials. Written requests should be sent to American Spectrum Realty, Inc., 2401 Fountain View, Suite 750, Houston, Texas, 77057, Attention: Investor Relations.

STOCKHOLDER-DIRECTOR COMMUNICATIONS

Stockholders who desire to communicate with the Board or with specified members of the Board should send any such communications in writing care of the Secretary of the Company at 2401 Fountain View, Suite 750, Houston, Texas 77057, or by email to JHurn@asrmanagement.com. The Secretary will review all such communications and will pass on to the appropriate directors all communications other than those which are merely solicitations for products or services, items of a personal nature not relevant to the stockholders, and other matters that are improper or irrelevant to the functioning of the Board and the Company.

The Company strongly encourages each director to attend, and expects that each director will attend, the Annual Meeting. Mr. Carden, Mr. Barrett, and Mr. Wheless attended the Company’s 2013 Annual Meeting of Stockholders.

STOCKHOLDER PROPOSALS
FOR THE COMPANY'S 2015 ANNUAL MEETING

To present a proposal or nomination for inclusion in the proxy materials for the 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting"), the proposal or nomination must be delivered to the Secretary of the Company at 2401 Fountain View, Suite 750, Houston, Texas 77057.  Under the SEC rules, in order to be considered for inclusion in the Company's proxy materials for an annual meeting, stockholder proposals that are intended to be presented at that meeting must be received by the Secretary of the Company, in writing, no later than July 31, 2015, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as well as the applicable requirements of the Company’s Bylaws.  If the date of the 2015 Annual Meeting is advanced by more than 30 days then the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2015 Annual Meeting.

The Company’s Bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors.  To be timely, a stockholder’s notice shall be delivered to Secretary of the Company at 2401 Fountain View, Suite 750, Houston, Texas 77057, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.   Therefore, to be presented at the 2015 Annual Meeting, such a proposal must be received by the Company on or after July 31, 2015, but no later than August 30, 2015.  However, in the event that the date of the mailing of the notice for the 2015 Annual Meeting is advanced by more than 30 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

OTHER INFORMATION

Proxy authorizations submitted via the Internet or by telephone must be received by 1:00 a.m., EST, on December 29, 2014. To authorize a proxy by the Internet or by telephone, please see the instructions on the proxy card enclosed with these materials. Costs associated with electronic access, such as from access providers or telephone companies, will be borne by the stockholder.

By Order of the Board of Directors

/s/ James L. Hurn

James L. Hurn, Secretary
Houston, Texas
November 24, 2014

American Spectrum Realty, Inc.
IMPORTANT ANNUAL MEETING INFORMATION
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EST on December 29, 2014.
VOTE BY INTERNET
- Go to www.envisionreports.com/AQQ
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

VOTE BY TELEPHONE
- Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada on a touch tone phone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in	X
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3 and a vote for 1 YEAR on Proposal 4.

1.	Election of Directors:	01 - Patrick D.Barrett	02 - William J. Carden	03 - Kenneth H. White		04-D. Brownell Wheless
	Mark here to vote FOR all nominees	Mark here to vote WITHOLD vote from all nominees	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

					For	Against	Abstain
2.	Ratification of appointment of MaloneBailey, LLP as Independent Auditors for the fiscal year 2014.				☐	☐	☐
3.	Approval, on an advisory basis, the compensation of the Company's named executive officers.				☐	☐	☐
				1 Year	2 Years	3 Years	Abstain
4.	Approval, on an advisory basis, the frequency of the advisory vote on executive compensation.			☐	☐	☐	☐

B	Non-Voting Items
Change of Address - Please print new address below.		Comments - Please print your comments below.

C	Authorized Signatures - This section must be completed for your vote to be counted. - Date and sign below.
NOTE; Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
	Date (mm/dd/yyyy)-Please print date below.	Signature 1 - Please keep signature in box	Signature 2 - Please keep signature in box

1 UPX

Important notice regarding the Internet availability of proxy materials for the Annual
Meeting of Stockholders. The Proxy Statement and the 2013 Annual Report to Stockholders are available at: www.envisionreports.com/AQQ

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - American Spectrum Realty, Inc.

Proxy Solicited by the Board of Directors for the
Annual Meeting of Stockholders to be held on December 29, 2014

The undersigned stockholder of American Spectrum Realty, Inc.(“American Spectrum”) hereby appoints William J. Carden and Quentin Thompson, and each of them individually, with full power of substitution in each of them, attorneys and proxies for the undersigned. The undersigned authorizes them to represent, with all powers possessed by the undersigned as if personally present at the meeting, and vote all of the shares of common stock of American Spectrum to which the undersigned may be entitled, in any capacity, to vote at the Annual Meeting of Stockholders, to be held at 2401 Fountain View, Suite 750, Houston, TX 77057, on December 29, 2014 at 10:00 a.m., local time, and at any adjournments or postponements of such meeting, on the proposals listed on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with, and as described in, the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders dated November 24, 2014, and the accompanying Proxy Statement and revokes any proxy previously given with respect to such meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)